SunCoke Energy, Inc. Q2 2023 Earnings Conference Call

2 This presentation should be reviewed in conjunction with the second quarter 2023 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on August 1, 2023 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation that are not statements of historical fact, including statements about our full-year 2023 guidance and our ability to achieve the high end of the 2023 Consolidated Adjusted EBITDA guidance range, our 2023 key initiatives, the amount and timing of our quarterly dividend, the timing and anticipated expenses of our foundry expansion project, the ability of our domestic coke plants to continue to operate at full capacity, future sales commitments, and our export coke market expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke's Securities and Exchange Commission filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. Forward-Looking Statements

3Q2 2023 Highlights  Delivered Q2 '23 Consolidated Adjusted EBITDA(1) of $74.0M, representing record second quarter performance  Raised quarterly dividend from $0.08 to $0.10 per share, a 25% increase, demonstrating continued progress and stability in the underlying core business  Continued solid performance across our coke and logistics operations  Foundry coke business continues to perform well • Recently completed foundry coke expansion project on time and on budget  Substantially all non-contracted blast coke sales finalized for the full year  Gross leverage at 1.79x on a trailing 12 month Adjusted EBITDA(1) basis  Well positioned to achieve high end of FY 2023 Consolidated Adjusted EBITDA(1) guidance range of $250M - $265M (1) See appendix for a definition and reconciliation of Adjusted EBITDA

4Q2 2023 Financial Performance (1) See appendix for a definition and reconciliation of Adjusted EBITDA (2) Coke Adjusted EBITDA includes Domestic Coke Adjusted EBITDA and Brazil Coke Adjusted EBITDA, combined (3) Q2 '23 Corporate and Other Adjusted EBITDA includes activity from our legacy coal mining business ($/share) ($ in millions) Adjusted EBITDA(1) $74.0 $71.3 Q2 ’22Q2 ’23 +$2.7 M Q2 2023 Earnings Review • Q2 '23 EPS of $0.24, up $0.03 from the prior year quarter • Consolidated Adjusted EBITDA(1) of $74.0M, an increase of $2.7M from the prior year quarter  Coke segment up $2.3M, driven by favorable coal-to-coke yields and higher coke sales volumes due to timing, partially offset by lower contribution margin on non-contracted blast coke sales  Logistics segment down $0.8M, primarily driven by lower transloading volumes $0.24 $0.21 Q2 ’23 Q2 ’22 +$0.03 Diluted EPS ($ in millions, except volumes) Q2 '23 Q2 '22 Q2 '23 vs Q2 '22 Domestic Coke Sales Volumes 1,043 1,007 36 Logistics Volumes 5,191 5,809 (618) Coke Adjusted EBITDA(2) $70.5 $68.2 $2.3 Logistics Adjusted EBITDA $11.7 $12.5 ($0.8) Corporate and Other Adjusted EBITDA (3) ($8.2) ($9.4) $1.2 Consolidated Adjusted EBITDA (1) $74.0 $71.3 $2.7

5 Domestic Coke Performance Domestic Coke Business Summary 132 122 116 113 118 295 306 311 309 304 270 277 267 264 272 170 172 173 161 171 131 151 156 147 133 Q4 ’22Q2 ’22 $76.6M $60.4M Q2 ’23 $64.3M Q3 ’22 $46.5M Q1 ’23 $68.2M 997 1,028 1,023 994 998 Total Domestic Coke Adjusted EBITDA Middletown Granite City Indiana Harbor Haverhill Jewell Sales Tons (Coke Production, Kt) • Delivered Adjusted EBITDA of $68.2M in Q2 '23 vs $64.3M in Q2 '22  Domestic Coke fleet continues to operate at full capacity  Favorable coal-to-coke yields and higher coke sales volumes due to timing driving performance  Lower contribution margin on non- contracted blast coke sales • Substantially all non-contracted blast coke sales finalized for the full year • Well positioned to achieve high end of FY 2023 Domestic Coke Adjusted EBITDA guidance range of $234M - $242M (1) See appendix for a definition and reconciliation of Adjusted EBITDA (1) 950K1,007K 1,043K1,040K Excellent operational performance driving Domestic Coke results 1,022K

6Logistics Business Summary (Tons Handled, Kt) • Logistics segment contributed $11.7M to Q2 '23 Adjusted EBITDA  Lower volumes across all logistics terminals during Q2 due to milder weather and weak commodity markets • Thermal coal pricing (API2 index) continued to decline but CMT benefitted from the full API2 price adjustment during Q2 • Expect to deliver FY 2023 Logistics Adjusted EBITDA within the guidance range of $47M - $50M (1) (1) See appendix for a definition and reconciliation of Adjusted EBITDA Weaker commodity markets driving lower volumes in Logistics Logistics Performance 2,619 2,563 2,579 2,463 2,371 3,190 3,158 2,946 2,847 2,820 Q2 ’23Q2 ’22 $12.5M $11.7M $12.9M Q1 ’23Q3 ’22 Q4 ’22 $13.5M $11.7M 5,525 5,7215,809 5,309 5,191 Total Logistics Adj. EBITDA Logistics (ex. CMT) CMT (coal, bulk products, iron ore)

7 $83.3 $78.2 $68.7 ($7.2) Cash @ Q1 2023 CapExNet Cash Provided by Ops. Activities Dividends ($35.9) Net Change in Debt Cash @ Q2 2023 ($27.8) ($2.9) Other Revolver Availability: $350.0M (Consolidated) Q2 '23 Total Debt $507M Gross Leverage(1) 1.79x Net Leverage(1) 1.51x (1) Gross leverage and Net leverage for Q2 2023 calculated using Last Twelve Month (LTM) Adjusted EBITDA Q2 2023 Liquidity Maintained strong liquidity position of ~$428M ($ in millions) Dividend of $0.08 per share Cash distribution to non-controlling interests

8 • Execute on foundry expansion project • Continue to grow foundry market participation and strengthen customer relationships for long-term success Build on the Commercial Success of Foundry Business 2023 Key Initiatives • $250M - $265M Adjusted EBITDA(1) Achieve 2023 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Support full capacity utilization of cokemaking assets Deliver Operational Excellence and Optimize Asset Utilization • Continue to pursue balanced capital allocation including growth opportunities, deleveraging, and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities (1) See appendix for a definition and reconciliation of Adjusted EBITDA

APPENDIX

10 NON-GAAP FINANCIAL MEASURES In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, and/or transaction costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC represents Adjusted EBITDA less Adjusted EBITDA attributable to non-controlling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP.

112023 Guidance Summary Expect 2023 Consolidated Adjusted EBITDA at the high end of $250M - $265M; 2023 Free Cash Flow of $105M - $120M (1) See appendix for a definition and reconciliation of Adjusted EBITDA (2) Domestic coke sales for 2023 estimate includes production for foundry and export sales (3) Domestic Coke Adjusted EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales (4) Capital expenditure guidance excludes the impact of capitalized interest (5) See appendix for a definition and reconciliation of Free Cash Flow (FCF) (1) See appendix for a definition and reconciliation of Adjusted EBITDA (2) See appendix for a definition and reconciliation of Free Cash Flow (FCF) ($ in millions except per share amounts) Low End High End Adjusted EBITDA (1) $250 $265 Cash interest ($28) ($26) Cash taxes ($12) ($16) Total capex ($95) ($95) Working Capital changes ($10) ($8) Free Cash Flow (FCF) (2) $105 $120 SXC Shares Outstanding on 6/30/23 83.8 83.8 FCF/Share $1.25 $1.43 Adjusted EBITDA to FCF Walk 2023E 2023 Guidance Adjusted EBITDA Consolidated(1) $250M - $265M Domestic Coke EBITDA $234M - $242M Logistics EBITDA $47M - $50M Domestic Coke Sales(2) ~4M tons Domestic Coke Adjusted EBITDA/ton (3) $59 - $61/ton Total Capital Expenditures ~$95M(4) Free Cash Flow (5) $105M - $120M Cash Taxes $12M - $16M Metric

12Coke Facility Capacity and Contract Duration/Volume (1) Capacity represents blast furnace equivalent production capacity (2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year. Facility Capacity (1) Customer Contract Expiry Contract Volume Indiana Harbor 1,220 Kt Cliffs Steel Sep. 2035 Capacity Middletown 550 Kt (2) Cliffs Steel Dec. 2032 Capacity Haverhill II 550 Kt Cliffs Steel June 2025 Capacity Granite City 650 Kt US Steel Dec. 2024 Capacity Haverhill I/JWO 1,270Kt Cliffs Steel Algoma Steel Dec. 2025 Dec. 2026 400 Kt 150 Kt

13Balance Sheet & Debt Metrics As of 6/30/2023 As of 12/31/2022 Cash 78$ 90$ Available Revolver Capacity 350$ 315$ Total Liquidity 428$ 405$ Gross Debt (Long and Short-term) 507$ 544$ Net Debt (Total Debt less Cash) 429$ 454$ LTM Adjusted EBITDA 284$ 298$ Gross Debt / LTM Adjusted EBITDA 1.79x 1.83x Net Debt / LTM Adjusted EBITDA 1.51x 1.52x Adjusted EBITDA (Guidance) Gross Leverage (Guidance) Net Leverage (Guidance) $250M - $265M 1.91x - 2.03x 1.62x - 1.72x 2023 2024 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ -$ -$ 500.0$ 500.0$ Sale Leaseback 1.6 5.5 - - - - - 7.1 Revolver - - - - - - - - Total 1.6$ 5.5$ -$ -$ -$ -$ 500.0$ 507.1$ As of 6/30/2023 ($ in millions)

142023 Guidance Reconciliation (1) Reflects non-controlling interest in Indiana Harbor Free Cash Flow Reconciliation ($ in millions) Low High Net Income $59 $76 Depreciation and amortization expense 136 132 Interest expense, net 31 29 Income tax expense 24 28 Adjusted EBITDA (Consolidated) $250 $265 Adjusted EBITDA attributable to noncontrolling interest(1) (9) (9) Adjusted EBITDA attributable to SXC $241 $256 ($ in millions) Low High Operating Cash Flow $200 $215 Capital Expenditures (95) (95) Free Cash Flow (FCF) $105 $120 2023E

15SXC FCF/Share Reconciliation Low End High End Net Income $59 $76 Depreciation and amortization expense 136 132 Interest expense, net 31 29 Income tax expense 24 28 Adjusted EBITDA $250 $265 Cash interest (28) (26) Cash taxes (12) (16) Total capex (95) (95) Working capital changes (10) (8) Free Cash Flow (FCF) $105 $120 SXC Shares Outstanding on 6/30/23 83.8 83.8 FCF/Share $1.25 $1.43 ($ in millions except per share amounts) 2023E

16Reconciliation to Adjusted EBITDA and Adjusted EBITDA attributable to SXC (1) Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders prior to the closing of the Simplification Transaction (2) Costs incurred as part of the granulated pig iron project with U.S. Steel ($ in millions) Q1 '22 Q2 '22 Q3 '22 Q4 '22 FY '22 Q1 '23 Q2 '23 Net income (loss) attributable to SunCoke Energy, Inc. 29.5$ 18.0$ 41.4$ 11.8$ 100.7$ 16.3$ 20.4$ Net income attributable to noncontrolling interests 1.1 1.0 1.1 1.0 4.2 1.4 1.6 Net Income (loss) 30.6$ 19.0$ 42.5$ 12.8$ 104.9$ 17.7$ 22.0$ Depreciation and amortization expense 35.2 35.8 35.7 35.8 142.5 35.3 36.4 Interest expense, net 8.0 8.3 8.0 7.7 32.0 7.2 7.2 Income tax expense (benefit) 10.0 7.2 (2.9) 2.5 16.8 6.8 8.3 Transaction costs (2) - 1.0 0.4 0.1 1.5 0.1 0.1 Adjusted EBITDA 83.8$ 71.3$ 83.7$ 58.9$ 297.7$ 67.1$ 74.0$ Adjusted EBITDA attributable to noncontrolling interest(1) (2.1) (2.0) (2.1) (2.2) (8.4) (2.5) (2.6) Adjusted EBITDA attributable to SXC 81.7$ 69.3$ 81.6$ 56.7$ 289.3$ 64.6$ 71.4$

17Adjusted EBITDA and Adjusted EBITDA per ton (1) Corporate and Other includes the results of our legacy coal mining business. Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton ($ in millions, except per ton data) Domestic Coke Brazil Coke Logistics Corporate and Other(1) Consolidated Q2 2023 Adjusted EBITDA $68.2 $2.3 $11.7 ($8.2) $74.0 Sales Volume (thousands of tons) 1,043 396 5,191 Adjusted EBITDA per Ton $65.39 $5.78 $2.26 Q1 2023 Adjusted EBITDA $60.4 $2.4 $13.5 ($9.2) $67.1 Sales Volume (thousands of tons) 950 398 5,309 Adjusted EBITDA per Ton $63.58 $6.07 $2.55 FY 2022 Adjusted EBITDA $263.4 $14.5 $49.7 ($29.9) $297.7 Sales Volume (thousands of tons) 4,031 1,585 22,291 Adjusted EBITDA per Ton $65.34 $9.15 $2.23 Q4 2022 Adjusted EBITDA $46.5 $3.1 $11.7 ($2.4) $58.9 Sales Volume (thousands of tons) 1,040 377 5,525 Adjusted EBITDA per Ton $44.71 $8.22 $2.12 Q3 2022 Adjusted EBITDA $76.6 $3.3 $12.9 ($9.1) $83.7 Sales Volume (thousands of tons) 1,022 382 5,721 Adjusted EBITDA per Ton $74.95 $8.60 $2.26 Q2 2022 Adjusted EBITDA $64.3 $3.9 $12.5 ($9.4) $71.3 Sales Volume (thousands of tons) 1,007 406 5,809 Adjusted EBITDA per Ton $63.85 $9.59 $2.15 Q1 2022 Adjusted EBITDA $76.0 $4.2 $12.6 ($9.0) $83.8 Sales Volume (thousands of tons) 962 419 5,236 Adjusted EBITDA per Ton $79.00 $10.12 $2.41